Exhibit 32.1
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                                  CERTIFICATION
                                  -------------

                    Certification of Chief Executive Officer
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                                  Section 1350

     In connection with the Annual Report of Epic Media, Inc. (the "Company") on Form 10-KSB for the year ended November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas Czuczko, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2) The information contained in the Report fairly presents, in all material respects, the financial 2 condition and results of operations of the Company at the dates and for the periods presented in this Report.


Date: March 15, 2006


                                                 /s/ Nicholas A. Czuczko
                                                 -----------------------
                                                     Nicholas Czuczko,
                                                 Chief Executive Officer



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